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                                                                    EXHIBIT 10.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, (the "Report") by Arkansas Best Corporation ("Registrant"), each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




                                       ARKANSAS BEST CORPORATION
                                                  (Registrant)

Date:   August 9, 2002                 /s/ Robert A. Young III
                                       -----------------------------------------
                                       Robert A. Young III
                                       President & Chief Executive Officer


                                       ARKANSAS BEST CORPORATION
                                                  (Registrant)

Date:   August 9, 2002                 /s/ David E. Loeffler
                                       -----------------------------------------
                                       David E. Loeffler
                                       Vice President-Treasurer, Chief Financial
                                       Officer and Principal Accounting Officer